UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 22, 2021
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ARCUTIS BIOTHERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39186	81-2974255
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
3027 Townsgate Road, Suite300
Westlake Village, CA 91361
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (805) 418-5006
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ARQT	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement

On September 22, 2021, Arcutis Biotherapeutics, Inc. (“Arcutis” or the “Company”) entered into a Supply and Manufacturing Agreement (the “Supply Agreement”) with DPT Laboratories, Ltd. (“DPT”) for the manufacture and commercial supply of topical Roflumilast Cream (ARQ-151), its lead product candidate (the “Product”). Pursuant to the terms of the Supply Agreement, DPT has agreed to manufacture and supply the Product in accordance with specifications and quality standards established by the parties and the Company has agreed to purchase from DPT a minimum portion of its supply of the Product for the term of the Supply Agreement. The initial term of the Supply Agreement commenced on September 15, 2021 and lasts until December 31, 2025, and will automatically renew for successive twenty-four (24) month terms unless earlier terminated. The Supply Agreement may be terminated by either party upon sixty (60) days written notice of an uncured material breach.

The Supply Agreement contains, among other provisions, representation and warranties, indemnification obligations, confidentiality, audit and inspection, and intellectual property sharing provisions in favor of each party that are customary for an agreement of this nature.

The foregoing summary of the material terms of the Supply Agreement is qualified in its entirety by the terms of the Supply Agreement, which will be filed as an exhibit to the Company’s Quarterly Report for the nine months ending September 30, 2021.

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File, formatted in inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCUTIS BIOTHERAPEUTICS, INC.

September 27, 2021	By:	/s/ Scott L. Burrows
Scott L. Burrows
Chief Financial Officer